FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 17, 1999
                                                       ---------------------

                           Aerial Communications, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                        0-28262                  39-1706857
----------------                -------------            -------------------
(State or other                 (Commission                 (IRS Employer
 jurisdiction of                 File Number)            Identification No.)
 incorporation)



   8410 West Bryn Mawr, Suite 1100, Chicago, Illinois              60631
-----------------------------------------------------------      ----------
         (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:  (773) 399-4200


                                 Not Applicable
                              -------------------
          (Former name or former address, if changed since last report)








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Item 5.   Other Events.


                  On September 20, 1999, Aerial Communications, Inc. ("Aerial") announced that its Board of Directors unanimously approved a definitive agreement to merge with VoiceStream Wireless Corporations ("VoiceStream",
NASDAQ: VSTR). VoiceStream and Aerial will enter into a merger in which VoiceStream will exchange 0.455 shares of VoiceStream common stock for each of Aerial's Common Shares and Series A Common Shares. Aerial public shareholders will have a right to elect to receive $18 in cash in lieu of shares of VoiceStream.

         This Current Report on Form 8-K is being filed for the purpose of filing the Aerial news release dated September 20, 1999 and various documents related to the merger as exhibits.


Item 7.           Financial Statements and Exhibits

( c)     Exhibits

         The exhibits  accompanying  this report are listed in the  accompanying
Exhibit Index.



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                                                    SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


Date:    September 28, 1999         AERIAL COMMUNICATIONS, INC.
                                    (Registrant)





                                    By: /s/ J. Clarke  Smith
                                        -------------------------
                                    J. Clarke Smith
                                    Vice President - Finance and Administration,
                                    Chief Financial Officer and Treasurer












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                                  EXHIBIT INDEX


Exhibit Number                      Description of Exhibit

         99.1                       Aerial news release dated September 20,1999.

         99.2 Agreement and Plan of Reorganization dated September 17, 1999 among VoiceStream Wireless Corporation, VoiceStream Wireless Holding Corporation, VoiceStream Subsidiary III Corporation, Aerial Communications, Inc. and Telephone and Data Systems, Inc. is incorporated herein by reference to the Telephone and Data Systems, Inc. Form 8-K dated September 17, 1999.

         99.3 Stockholder Agreement dated as of September 17, 1999 by and between Telephone an Data Systems, Inc. and stockholder of Aerial Communications, Inc., and VoiceStream
                                    Wireless   Corporation,    and   VoiceStream
                                    Wireless Holding Corporation is incorporated herein by reference to the Telephone and Data Systems, Inc. Form 8-K dated September 17, 1999.

         99.4 Indemnity Agreement dated as of September 17, 1999, among VoiceStream Wireless Corporation, VoiceStream Wireless Holding Corporation, Aerial Communications, Inc., Aerial Operating Company, Inc., and Telephone and Data Systems, Inc. is incorporated herein by reference to the Telephone and Data Systems, Inc. Form 8-K dated September 17, 1999.

         99.5 Debt/Equity Replacement Agreement dated as of September 17, 1999 made by and among Telephone and Data Systems, Inc., Aerial Communications, Inc., Aerial Operating Company, Inc., VoiceStream Wireless Corporation, and VoiceStream Wireless Holding Corporation is incorporated herein by reference to the Telephone and Data Systems, Inc. Form 8-K dated September 17, 1999.

         99.6 Parent Stockholder Agreement dated as of September 17, 1999 by and among Aerial Communications, Inc., Telephone and Data Systems, Inc., VoiceStream Wireless Corporation, VoiceStream Wireless Holding Corporation and the individuals and entities set forth on Schedule I is incorporated

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                                    herein by  reference  to the  Telephone  and
                                    Data Systems,  Inc. Form 8-K dated September
                                    17, 1999.

         99.7 Settlement Agreement and Release is entered into as of the 17th day of September 1999 by and among Sonera Ltd., Sonera Corporation U.S., Telephone and Data Systems, Inc., Aerial Communications, Inc., and Aerial Operating Company, Inc. is incorporated herein by  reference  to the  Telephone  and
                                    Data Systems,  Inc. Form 8-K dated September
                                    17,  1999.   This  agreement  is  joined  by
                                    VoiceStream    Wireless    Corporation   and
                                    VoiceStream Wireless Holding Corporation.




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